EQUITY	6 Months Ended
Jun. 30, 2026
Equity [Abstract]
EQUITY

13. EQUITY

Ordinary shares

On December 2, 2025, the shares of the Company were re-designated and re-classified, resulting in 1,806,666 Class A ordinary shares and 3,500,000 Class B ordinary shares outstanding. The re-designation and re-classification did not result in any change in the total number of issued and outstanding shares or total shareholders’ equity of the Company. The Company has two classes of ordinary shares that are accounted for as permanent equity.

Voting Rights

Holders of Class A Ordinary Shares and Class B Ordinary Shares shall, at all times, vote together as one class on all matters submitted to a vote by the shareholders at any general meeting of the Company. Each Class A Ordinary Share is entitled to one vote and each Class B Ordinary Share is entitled to 20 votes on all matters subject to the vote of shareholders at general meetings of the Company.

Conversion Rights

Class B Ordinary Shares may be converted into the same number of Class A Ordinary Shares at the option of the holders thereof at any time, while Class A Ordinary Shares cannot be converted into Class B Ordinary Shares under any circumstances.

Dividend Rights

Class A Ordinary Shares and Class B Ordinary Shares rank pari passu in all respects with respect to dividend rights and distributions on a per share basis. Holders of Class A Ordinary Shares and Class B Ordinary Shares are entitled to receive dividends when, as and if declared by the Board of Directors.

Treasury shares

During the financial year/period ended December 31, 2025 and June 30, 2026, the Company acquired 7,540 and 10,501 of its own shares at the total purchase consideration of SGD9 thousand and SGD16 thousand (US$12 thousand), respectively.